Exhibit 10.9

Magnatech Industrial Services of Alabama, Inc.
1125 South Walnut Street
South Bend, Indiana 46619
(574) 234-5966
Fax (574) 232-7648

May 31, 2006

Scott J. Giordano
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Direct Dial:  (212) 407-4104
Fax:  (212) 407-4990

RE:	Magnatech Industrial Services of Alabama, Inc. - Escrow Release Gross Escrow Deposit: $3,377,000

Dear Mr. Giordano:

These instructions are given to you pursuant to a Funds Escrow Agreement among Magnatech (the “Company”) and Loeb & Loeb LLP, as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $3,377,000 of the investor’s funds received by you to and on the Company’s behalf as follows:

Disbursements to the Title Insurance Company

1.	$1,600,000 - The Guarantee Title Company, LLC., pursuant to the following wire instructions:

Bank:	Amsouth Bank of Alabama
31 N. Royal Street Mobile, AL 36602
Escrow Account # Routing #:	07686951 062000019
Account Name:	Impart,Inc./ Impart Media Group,Inc.

Disbursements to the Seller

2.	$1,626,800 - Smith Services (payoff of Term Loan and Revolving Loan ) pursuant to the following wire instructions:

Bank:	The Huntington National Bank
One Huntington Square P O Box 633 Charleston, WV 25322
Account # Routing #:	01221108065 051903761
SSI Account:	Smith Services, Inc.

Disbursements to the Laurus Capital Management, LLC

3.	$15,000 - Laurus Capital Management, L.L.C. (for payment in full of all due diligence and documentation fees owed by the Company), pursuant to the following wire instructions:

Bank:	North Fork Bank
New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, LL.C.
Account Number:	2774045278

4.	$133,200 - Laurus Capital Management, L.L.C. (management fee), pursuant to the following wire instructions:

Bank:	North Fork Bank
New York, NY 10022
ABA Number:	021407912
For Credit to:	Laurus Capital Management, LL.C.
Account Number:	2774045278

Disbursements to the Escrow Agent

5.	$2,000 - Loeb & Loeb LLP (for escrow agent fee), pursuant to the following wire instructions:

Bank:	Citibank, N.A.
ABA No:	021000089
Acct. No.:	02674308
Reference:	Laurus Escrow Arrangement

Very truly yours,

Magnatech Industrial Services of Alabama, Inc.

By:	/s/ Richard J. Mullin
Name:	Richard J. Mullin
Title:	Vice President and CFO

Schedule 1

Magnetech Industrial Services of Alabama, Inc.
1125 South Walnut Street
South Bend, Indiana 46619

The Guarantee Title Company, LLC
759 Downtowner Loop West
Mobile, AL  36609

AmSouth Bank of Alabama
31 N. Royal Street
Mobile, AL  36602

Smith Services, Inc.
#4 Turnpike Industrial Park
Princeton, WV 24740

The Huntington National Bank
One Huntington Square
P O Box 633
Charleston, WV 25322

Laurus Capital Management, LLC
825 3rd Ave. 14th Floor
New York, NY 10022

North Fork Bank
404 5th Ave
New York, NY 10018

Loeb & Loeb
345 Park Avenue
New York, NY 10154

Citibank, N.A.
153 East 53rd Street
New York, NY 10022